UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

October 12, 2012

CABLEVISION SYSTEMS CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	No. 1-14764	No. 11-3415180
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

1111 Stewart Avenue Bethpage, New York		11714
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (516) 803-2300

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

On October 12, 2012, Newsday LLC (“Newsday LLC”) and CSC Holdings, LLC (“CSC Holdings”), each a Delaware limited liability company and a subsidiary of Cablevision Systems Corporation (“Cablevision”), entered into a credit agreement (the “Credit Agreement”) with the lenders party thereto from time to time, Barclays Bank PLC, as administrative agent and collateral agent, Barclays Bank PLC as lead arranger, BNP Paribas Securities Corp., Credit Agricole Corporate and Investment Bank, Deutsche Bank Securities Inc., Goldman Sachs Bank USA, J.P. Morgan Securities Americas LLC, Merrill Lynch, Pierce, Fenner & Smith Incorporated, Natixis Securities Americas LLC, Nomura Securities International, Inc., UBS Securities LLC and U.S. Bank National Association, as joint bookrunners, co-documentation agents and co-syndication agents, RBC Capital Markets and SunTrust Robinson Humphrey, Inc. as joint bookrunners, and Royal Bank of Canada and SunTrust Bank, as co-documentation agents and co-syndication agents. The proceeds were used to repay all amounts outstanding under the credit agreement, dated as of July 29, 2008, among Newsday LLC, CSC Holdings, the lenders party thereto, and Bank of America, N.A., as administrative agent, which has been terminated.

Interest under the Credit Agreement is calculated, at the election of Newsday LLC, at either the base rate or the eurodollar rate, plus the applicable margin, as specified in the Credit Agreement. Borrowings by Newsday LLC under the Credit Agreement are guaranteed by CSC Holdings, Newsday Holdings LLC (“Newsday Holdings”) and NMG Holdings, Inc. on a senior unsecured basis and secured by a lien on the assets of Newsday LLC and Cablevision senior notes with an aggregate principal amount of $753,717,000 held by Newsday Holdings. The Credit Agreement matures on October 12, 2016.

The principal financial covenant for the Credit Agreement is a minimum liquidity test of $25,000,000 as of each June 30 and December 31. The Credit Agreement also contains customary affirmative and negative covenants, subject to certain exceptions, including limitations on indebtedness.

Certain of the covenants applicable to CSC Holdings under the Credit Agreement are similar to the covenants applicable to CSC Holdings under its outstanding senior notes.

The foregoing summary is qualified in its entirety by reference to the copy of the Credit Agreement attached as Exhibit 10.1 hereto and incorporated herein by reference.

Item 1.02	Termination of a Material Definitive Agreement.

The information contained in Item 1.01 above is hereby incorporated by reference into this Item 1.02.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information contained in Item 1.01 above is hereby incorporated by reference into this Item 2.03.

Item 9.01	Exhibits.

(d)	Exhibits

10.1	Credit Agreement, dated as of October 12, 2012, among Newsday LLC, CSC Holdings, LLC, the lenders party thereto from time to time, Barclays Bank PLC, as administrative agent and collateral agent, Barclays Bank PLC as lead arranger, BNP Paribas Securities Corp., Credit Agricole Corporate and Investment Bank, Deutsche Bank Securities Inc., Goldman Sachs Bank USA, J.P. Morgan Securities Americas LLC, Merrill Lynch, Pierce, Fenner & Smith Incorporated, Natixis Securities Americas LLC, Nomura Securities International, Inc., UBS Securities LLC and U.S. Bank National Association, as joint bookrunners, co-documentation agents and co-syndication agents, RBC Capital Markets and SunTrust Robinson Humphrey, Inc. as joint bookrunners, and Royal Bank of Canada and SunTrust Bank, as co-documentation agents and co-syndication agents.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CABLEVISION SYSTEMS CORPORATION (Registrant)

By:	/s/ Victoria M. Mink
Name:	Victoria M. Mink
Title:	Senior Vice President, Controller and Principal Accounting Officer

Dated: October 16, 2012